Exhibit 8.1

List of Major Subsidiaries and Variable Interest Entities

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Tarena Hong Kong Limited	Hong Kong	Wholly-owned subsidiary
Tarena Software Technology (Hangzhou) Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena Technologies Inc.	PRC	Wholly-owned subsidiary
Shenyang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jinan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Qingdao Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tarena (Wuhan) Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chongqing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Kunming Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Zhuhai Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Yingcai Tianyi Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Heilongjiang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Harbin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shijiazhuang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changchun Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Yantai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xi’an Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Suzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuxi Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Ningbo Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Fuzhou Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tarena Weishang Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guangxi Nanning Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhengzhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hefei Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Xiamen Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dalian Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weishang Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weiguan Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weicheng Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Shanghai Tarena Weixin Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changchun Yingcai Tianyi Technology Co. Ltd.	PRC	Wholly-owned subsidiary
Beijing Pairuite Internet Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weiying Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taiyuan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hangzhou Tarena Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dongguan Tarena Software Co., Ltd.	PRC	Wholly-owned subsidiary
Weifang Tarena Times Software Co., Ltd.	PRC	Wholly-owned subsidiary
Luoyang Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Tianjin Tarena Software Development Co. Ltd.	PRC	Wholly-owned subsidiary
Tianjin Weishang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Gansu Tarena Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Caixiu Renren Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai Tarena Weijia Software Co., Ltd.	PRC	Wholly-owned subsidiary
Guizhou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hainan Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Haikou Tarena Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Linyi Tarena Technology Software Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tarena Weishang Software Co., Ltd.	PRC	Wholly-owned subsidiary
Shenyang Tarena Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Jinan Tarena Professional Education School	PRC	School sponsored by Jinan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Qingdao Tarena Professional Education School	PRC	School sponsored by Qingdao Tarena Software Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Wuhan Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Chongqing Jiulongpo Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Kunming Guandu Tarena Professional Education School	PRC	School sponsored by Kunming Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.

2

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Nanjing Tarena Professional Education School	PRC	School sponsored by Nanjing Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Zhuhai Tarena Professional Education School	PRC	School sponsored by Zhuhai Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Guangzhou Tarena Software Professional Education School	PRC	School sponsored by Guangzhou Tarena Information Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shenzhen Bao’an Tarena Professional Education School	PRC	School sponsored by Shenzhen Tarena Software Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Harbin Tarena Professional Education School	PRC	School sponsored by Harbin Tarena Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Dalian High-Tech Zone Tarena Professional Education School	PRC	School sponsored by Dalian Tarena Software Co., Ltd.
Nanjing Tarena Weishang Education School	PRC	School sponsored by Nanjing Tarena Weishang Information Technology Co., Ltd.
Shenyang Tarena Times Professional Education School	PRC	School sponsored by Shenyang Tarena Technology Co., Ltd.
Zhengzhou Tarena Professional Education School	PRC	School sponsored by Zhengzhou Tarena Technology Co., Ltd.
Dalian Shahekou Tarena Accounting Professional Education School	PRC	School sponsored by Dalian Tarena Software Technology Co., Ltd.
Chengdu High-tech Zone Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd.
Chengdu Tarena Professional Education School	PRC	School sponsored by Chengdu Tarena Technology Co., Ltd.
Chongqing Nanan Tarena Professional Education School	PRC	School sponsored by Chongqing Tarena Software Co., Ltd.
Wuhan Technology Tarena Professional Education School	PRC	School sponsored by Wuhan Tarena Software Co., Ltd.
Weifang Tarena Professional Education School	PRC	School sponsored by Tarena Technology Co., Ltd.
Shenzhen Longhua Xinqu Tarena Professional Skills Education School	PRC	School sponsored by Shenzhen Tarena Software Technology Co., Ltd.
Beijing Tarena Jinqiao Technology Co., Ltd.	PRC	Variable interest entity
Shanghai Tarena Software Technology Co., Ltd.	PRC	Variable interest entity
Guangzhou Huicai Software Co., Ltd.	PRC	Subsidiary of Variable interest entity

3

Name	Jurisdiction of Incorporation	Affiliate Relationship with The Registrant
Hangzhou Tarena Technology Co., Ltd.	PRC	Subsidiary of Variable interest entity
Hangzhou Tarena Computer Co., Ltd.	PRC	Subsidiary of Variable interest entity

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